UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

February 26, 2004

AUTOIMMUNE INC.

(Exact Name of Registrant as specified in its charter)

DELAWARE	0-20948	13-348-9062
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1199 Main Street, Pasadena, CA	91103
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (626) 792-1235

Not Applicable

(Registrant’s name or former address, if change since last report)

Item 12. Results of Operations and Financial Condition.

AutoImmune Inc. issued a press release on February 26, 2004 announcing its financial results for the quarter and year ended December 31, 2003, a copy of which is furnished as Exhibit 99.1.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 2, 2004	AUTOIMMUNE INC.

	By:	/s/ Heather A. Ellerkamp
	Name:	Heather A. Ellerkamp
	Title:	Director of Finance and Treasurer